UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2009

TEAM NATION HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-144597	98-0441861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4667 MacArthur Boulevard, Suite 150, Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 949 885 9892

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On June 25, 2008, Team Nation Holdings Corporation dismissed its former independent registered public accountants, Malone & Bailey, PC (“Malone & Bailey”), Certified Public Accountants, of Houston, Texas and engaged Moore & Associates, Chartered (“Moore & Associates”), Certified Public Accountants, of Las Vegas, Nevada, as its independent registered public accounting firm.  The decision to change accountants was approved by the Board of Directors of the Company.

On April, 10, 2009, the Company’s board of directors dismissed Moore & Associates and engaged the firm, Kelly & Company, Costa Mesa, California as the principal accountant to audit the Registrant’s financial statements for the fiscal year of the Registrant ended December 31, 2008.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim periods until the change, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Malone & Bailey has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2008 and the subsequent interim period until the change, from Moore & Associates to Kelly & Company there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Moore & Associates has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of independent registered public accounting firm of Malone & Bailey as of and for the years ended December 31, 2007 and 2006, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle.  The reports contained a “going concern” modification.

Moore & Associates did not issue any report on the Company’s financial statements however Moore & Associates reviewed the unaudited financial statements for the periods ended June 30, 2008 and September 30, 2008.

During the years ended December 31, 2007 and 2006, and through June 25, 2008, the Company did not consult with Moore & Associates regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During the years ended December 31, 2008 and 2007, and through April 10, 2009, the Company did not consult with Kelly & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Moore & Associates prior to the date of the filing of this report.  Moore and Associates has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above.  A copy of Moore & Associates’ letter, dated April 21, 2009, is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

  (d)  Exhibits

Exhibit Number	Description

16.2	Letter from Moore & Associates dated April 21, 2009, to the Securities and Exchange Commission

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM NATION HOLDINGS CORPORATION
Date: April 27, 2009	By:	/s/ Dennis R. Duffy
Dennis R. Duffy
Chief Executive Officer